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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report:
                        (Date of earliest event reported)

                                  July 12, 2004

                          ____________________________


                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


         000-50421                                       06-1672840
  (Commission File Number)                     (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

     On July 12, 2004, the Company issued a press release announcing the intending retirement of C. William Frank, Executive Vice President and Chief Financial Officer. A copy of the press release is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

     The full text of the amendment is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Exhibits.

     Exhibit 99.1      Press Release dated July 12, 2004






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONN'S, INC.


Date: July 13, 2004                            By: /s/ C. William Frank
                                                   -----------------------------
                                                   C. William Frank
                                                   Executive Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                         Description
-----------                         -----------

   99.1                Press Release dated July 12, 2004